(2_FIDELITY_LOGOS)FIDELITY

TREND
FUND
SEMIANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing strategies.

PERFORMANCE           4   How the fund has done over time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and outlook.

INVESTMENT CHANGES    9   A summary of major shifts in the fund's
                          investments over the past six months.

INVESTMENTS           10  A complete list of the fund's investments
                          with their market values.

FINANCIAL STATEMENTS  19  Statements of assets and liabilities, operations, and changes in net assets,
                          as well as financial highlights.

NOTES                 23  Notes to the financial statements.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998     PAST 6  PAST 1  PAST 5   PAST 10
                                MONTHS  YEAR    YEARS    YEARS

Fidelity Trend                  15.65%  14.95%  81.76%   265.10%

S&P 500 (registered trademark)  17.71%  30.16%  182.41%  448.92%

Growth Funds Average            15.10%  25.38%  141.15%  360.50%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 1,012 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998   PAST 1  PAST 5  PAST 10
                              YEAR    YEARS   YEARS

Fidelity Trend                14.95%  12.69%  13.83%

S&P 500                       30.16%  23.08%  18.56%

Growth Funds Average          25.38%  18.91%  16.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Trend                       S&P 500
             00005                       SP001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9869.26                     9962.00
  1988/08/31       9561.65                     9623.29
  1988/09/30       9792.36                    10033.24
  1988/10/31       9846.19                    10312.17
  1988/11/30       9579.59                    10164.70
  1988/12/31      10007.38                    10342.59
  1989/01/31      10793.43                    11099.66
  1989/02/28      10774.83                    10823.28
  1989/03/31      11074.13                    11075.46
  1989/04/30      11740.14                    11650.28
  1989/05/31      12292.90                    12122.12
  1989/06/30      12141.90                    12053.02
  1989/07/31      12921.16                    13141.41
  1989/08/31      13411.91                    13398.98
  1989/09/30      13476.62                    13344.05
  1989/10/31      12713.54                    13034.46
  1989/11/30      12867.24                    13300.37
  1989/12/31      13174.95                    13619.58
  1990/01/31      12036.81                    12705.70
  1990/02/28      12334.49                    12869.61
  1990/03/31      12555.71                    13210.65
  1990/04/30      11945.86                    12880.38
  1990/05/31      13078.87                    14136.22
  1990/06/30      13099.79                    14040.10
  1990/07/31      12839.71                    13995.17
  1990/08/31      11560.22                    12730.00
  1990/09/30      10675.35                    12110.05
  1990/10/31      10223.94                    12057.98
  1990/11/30      11138.71                    12836.92
  1990/12/31      11507.04                    13195.07
  1991/01/31      12229.05                    13770.38
  1991/02/28      13318.08                    14754.96
  1991/03/31      13615.91                    15112.03
  1991/04/30      13754.30                    15148.30
  1991/05/31      14398.09                    15802.71
  1991/06/30      13384.27                    15078.94
  1991/07/31      14310.85                    15781.62
  1991/08/31      14659.82                    16155.65
  1991/09/30      14563.55                    15885.85
  1991/10/31      14716.98                    16098.72
  1991/11/30      13874.63                    15449.94
  1991/12/31      15681.40                    17217.41
  1992/01/31      15779.35                    16897.17
  1992/02/29      16156.46                    17116.83
  1992/03/31      15631.59                    16783.05
  1992/04/30      15539.34                    17276.48
  1992/05/31      15921.06                    17361.13
  1992/06/30      15558.43                    17102.45
  1992/07/31      16433.21                    17801.94
  1992/08/31      16172.36                    17437.00
  1992/09/30      16414.12                    17642.76
  1992/10/31      16805.39                    17704.51
  1992/11/30      17794.69                    18308.23
  1992/12/31      18311.53                    18533.42
  1993/01/31      18750.74                    18689.10
  1993/02/28      18641.03                    18943.27
  1993/03/31      19423.39                    19342.98
  1993/04/30      18708.77                    18874.88
  1993/05/31      19724.81                    19380.72
  1993/06/30      20087.20                    19436.93
  1993/07/31      20033.01                    19359.18
  1993/08/31      21082.93                    20092.89
  1993/09/30      21543.53                    19938.18
  1993/10/31      21936.40                    20350.90
  1993/11/30      20920.36                    20157.56
  1993/12/31      21817.88                    20401.47
  1994/01/31      22685.72                    21095.12
  1994/02/28      21891.74                    20523.44
  1994/03/31      20473.65                    19628.62
  1994/04/30      20588.13                    19879.87
  1994/05/31      20632.45                    20205.90
  1994/06/30      20056.35                    19710.85
  1994/07/31      20595.52                    20357.37
  1994/08/31      21784.64                    21192.02
  1994/09/30      21315.64                    20672.82
  1994/10/31      21411.66                    21137.95
  1994/11/30      20233.61                    20368.11
  1994/12/31      20356.77                    20670.17
  1995/01/31      20185.10                    21206.15
  1995/02/28      20847.82                    22032.55
  1995/03/31      21167.21                    22682.73
  1995/04/30      21470.62                    23350.74
  1995/05/31      21937.72                    24284.07
  1995/06/30      22628.39                    24848.19
  1995/07/31      23730.27                    25672.15
  1995/08/31      24373.03                    25736.59
  1995/09/30      25123.58                    26822.67
  1995/10/31      24488.80                    26726.92
  1995/11/30      25259.32                    27900.23
  1995/12/31      24858.61                    28437.59
  1996/01/31      25360.71                    29405.60
  1996/02/29      26200.65                    29678.19
  1996/03/31      26186.28                    29963.99
  1996/04/30      26885.60                    30405.66
  1996/05/31      27628.03                    31189.82
  1996/06/30      26928.71                    31308.66
  1996/07/31      25391.16                    29925.44
  1996/08/31      25985.10                    30556.57
  1996/09/30      27546.60                    32276.29
  1996/10/31      27249.63                    33166.47
  1996/11/30      29136.84                    35673.52
  1996/12/31      29080.46                    34966.83
  1997/01/31      30278.28                    37151.56
  1997/02/28      28811.03                    37442.83
  1997/03/31      26569.89                    35904.30
  1997/04/30      26235.77                    38047.79
  1997/05/31      29808.24                    40364.14
  1997/06/30      31761.53                    42172.45
  1997/07/31      33961.55                    45528.11
  1997/08/31      33694.26                    42977.63
  1997/09/30      36475.13                    45331.51
  1997/10/31      33396.12                    43817.44
  1997/11/30      32172.75                    45845.75
  1997/12/31      31568.10                    46632.92
  1998/01/31      31544.77                    47148.68
  1998/02/28      34444.29                    50549.04
  1998/03/31      36923.77                    53137.66
  1998/04/30      37653.03                    53672.23
  1998/05/31      35850.30                    52749.60
  1998/06/30      36509.55                    54892.29
IMATRL PRASUN   SHR__CHT 19980630 19980717 102332 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Trend Fund on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $36,510 - a 265.10% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,892 - a 448.92% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While U.S. equity markets did
not perform as well in the second
quarter as they did in the first, the
Standard & Poor's 500 Index -
a measure of the U.S. stock market
- still produced a return of 17.71%
for the six-month period that ended
June 30, 1998. Recent volatility in
the U.S. equity markets was triggered
in part by renewed concerns over
corporate profits and continued
problems with Asian economies
and stock markets. In mid-June,
the major U.S. indexes along with
Asian markets continued to sell off,
driven by the fear that problems with
Asian currencies and the Japanese
economy may take longer than
expected to be resolved.
Contributing to the decline were
concerns that Asia's crisis will inhibit the earnings growth of American companies. In typical fashion, however, U.S. stocks rebounded late in the period amid news that the economy grew stronger than expected - 5.4% annually - with inflation at 1.1%, a 34-year low.
Overall, market sentiment during
the past six-month period was
influenced by the same factors that
have supported U.S. stock prices
over the past year - stable growth
in the U.S. economy, low interest
rates and low inflation.
An interview with Arieh Coll, Portfolio Manager of Fidelity Trend Fund
Q. HOW DID THE FUND PERFORM, ARIEH?
A. For the six months that ended June 30, 1998, the fund returned 15.65%, compared to 15.10% for the growth funds average tracked by Lipper Analytical Services. For the 12 months that ended June 30, 1998, the fund returned 14.95%, while the growth funds average returned 25.38%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX
MONTHS?
A. The overall returns of the U.S. stock market during the first half of 1998 were driven by the 50 largest companies in the Standard & Poor's 500 Index. The Trend Fund avoided these companies because they were overvalued. Instead, the fund invested in small- and mid-capitalization companies, because they were so much cheaper on an earnings and cash flow basis compared to the biggest blue chips. This disparity in valuations between large- and small-company stocks is the largest I have seen since 1991, a year when small-company stocks appreciated far more than the big-company stocks. I am hoping that history will repeat itself.
Q. WHAT WERE SOME OF THE STOCKS THAT PERFORMED WELL FOR THE FUND?
A. Several of the fund's largest investments performed quite well over the six-month period. Forest Laboratories benefited from the anticipation of its launch of a new anti-depressant drug, Celexa. Two technology stocks also did well, Citrix and America Online. The latter rode the wave of investor interest in companies that appear well-positioned to benefit from the huge growth of the Internet. Anchor Gaming recovered well from what I thought was an undeserved stock decline last year, helped by its introduction of three new slot machine games. Best Buy, a retailer, benefited from a restructuring effort that produced positive results much more quickly than anticipated. And Credit Suisse, a Swiss financial concern, reaped the rewards brought on by the restructuring efforts of its new CEO.
Q. WERE THE CHANGES TO THE FUND'S SECTOR WEIGHTINGS A REFLECTION OF A PARTICULAR STRATEGY?
A. For the most part, no. The fund's sector weightings are a function of my observations of individual stocks. One exception was my increased focus on the health sector, specifically health maintenance organizations (HMOs). These stocks were incredibly cheap because industry profitability declined over the past three years. Now, company managements are raising prices at a faster pace than medical inflation, which should lead to dramatic profit improvement. On top of that, membership in HMOs is growing quickly. Hence, my investments during the period in such firms as Pacificare, Wellpoint, United HealthCare and Humana.
Q. CENDANT WAS A LARGE HOLDING SIX MONTHS AGO. ITS SHARE PRICE FELL SHARPLY, YET IT REMAINS IN THE FUND. WHY?
A. This stock - the fund's biggest detractor from performance over the period - fell as the company - one of the world's premier providers of consumer and business services - uncovered fraudulent accounting practices in a firm that it had acquired. Cendant management showed great integrity by reporting this problem immediately. The company was forced to erase some of its profits and its stock fell dramatically. In time, however, I believe the stock should recover.
Q. ARIEH, ALMOST 22% OF THE FUND IS INVESTED OVERSEAS. WERE YOU PLAYING A PARTICULAR THEME THERE?
A. At the end of the period, about 8% of the fund was invested in international banks and money management firms. The common thread there was a restructuring theme. European banks are five to 10 years behind the U.S. in terms of reducing their operating costs, restructuring their balance sheets and using technology to more efficiently run their operations. As a result of similar moves, U.S. banks have improved profits dramatically and the stocks have been great performers. I'm hoping the same scenario takes place with my European bank investments. The rest of the foreign stake is the result of individual stock picking and my strategy of global arbitrage. In this scenario, I look for opportunities to invest in companies outside the U.S. that are engaged in the same business as successful U.S. competitors, but whose stocks are selling at a discount to their U.S. counterparts. The fund's investment in Credit Suisse during the period fits this description.
Q. WHAT'S YOUR OUTLOOK?
A. While the largest-capitalization stocks in the market have seen the best performance, I find them to be overvalued. Instead, I continue to find more attractive opportunities in the small- and mid-cap universe. I believe that investor interest eventually will return to the smaller companies that are less expensive and have better growth prospects. In the future, shareholders should be rewarded for owning these undervalued, promising companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ARIEH COLL ON SOME OF HIS
INVESTMENT STYLES, WITH
EXAMPLES FROM THE PERIOD:
GROWTH AT A REASONABLE PRICE:
"This is what it says: companies
that project solid earnings growth,
whose stocks are reasonably
priced. An example would be
Anchor Gaming."
RIDING A MEGATREND: "These are
companies that stand to benefit
from interest in an important
trend. Examples include America
Online, an Internet-related stock,
and JDS Fitel, a manufacturer of
fiber optic components."
NEW PRODUCT CYCLES:
"Companies do well when they
introduce new products that
dramatically increase their sales.
Forest Laboratories is such an
example, as it is about to release a
new anti-depressant drug called
Celexa."
TURNAROUNDS: "These are
companies that have
underperformed, but are
undertaking steps to reverse that
trend and improve their prospects.
Best Buy is a good example in the
fund, as are my investments in the
HMO industry."
FRANCHISE COMPANIES: "As this
name suggests, these are
companies with a product or
service whose franchise would
take hundreds of millions of
dollars to replicate. An example
would be American Express."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies likely to benefit
from economic, financial, or
market trends
FUND NUMBER: 005
TRADING SYMBOL: FTRNX
START DATE: June 16, 1958
SIZE: as of June 30, 1998,
more than $1.5 billion
MANAGER: Arieh Coll, since
1997; manager, Fidelity Export
and Multinational Fund, 1994-
1997; several Fidelity Select
Portfolios, 1991-1995;
joined Fidelity in 1989
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF JUNE 30, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

Anchor Gaming                        5.9          4.5

FIRSTPLUS Financial Group, Inc.      4.8          1.7

America Online, Inc.                 4.6          0.0

Credit Suisse Group (Reg.)           3.7          3.1

Citrix Systems, Inc.                 3.5          1.9

ESC Medical Systems Ltd.             3.5          0.1

Beneficial Corp.                     3.0          0.0

Best Buy Co., Inc.                   2.4          1.3

Forest Laboratories, Inc.            2.4          1.3

Philip Morris Companies, Inc.        2.2          1.7


TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

TECHNOLOGY                                    23.5         14.6

FINANCE                                       21.6         13.9

HEALTH                                        17.9         9.8

MEDIA & LEISURE                               8.6          13.5

UTILITIES                                     7.4          9.9


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JUNE 30, 1998 * AS OF DECEMBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 0.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 0.0
ROW: 1, COL: 6, VALUE: 0.0
ROW: 1, COL: 1, VALUE: 96.2
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 2.3
STOCKS  98.2%

CONVERTIBLE
SECURITIES 0.5%
SHORT-TERM
INVESTMENTS 1.3%
FOREIGN
INVESTMENTS 21.8%
STOCKS AND
EQUITY FUTURES 97.3%
CONVERTIBLE
SECURITIES 0.0%
SHORT-TERM
INVESTMENTS 2.7%
FOREIGN
INVESTMENTS 17.4%
ROW: 1, COL: 1, VALUE: 97.3
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 2.7
*
**


INVESTMENTS JUNE 30, 1998  (UNAUDITED)

SHOWING PERCENTAGE OF VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 97.8%

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Great Lakes Chemical Corp.                               1,200                  $ 47

Ivex Packaging Corp.                                     18,900                  439

                                                                                 486

CONSTRUCTION & REAL ESTATE - 1.4%

BUILDING MATERIALS - 0.0%

Owens-Corning                                            400                     16

REAL ESTATE - 0.6%

Boardwalk Equities, Inc. (a)                             772,700                 8,950

Boardwalk Equities, Inc. (a)(d)                          80,700                  935

                                                                                 9,885

REAL ESTATE INVESTMENT TRUSTS - 0.8%

Amresco Capital Trust, Inc.                              15,200                  197

Imperial Credit Commercial Mortgage Investment Corp.     677,500                 8,850

Resource Asset Investment Trust                          150,000                 2,391

                                                                                 11,438

TOTAL CONSTRUCTION & REAL ESTATE                                                 21,339

DURABLES - 1.9%

AUTOS, TIRES, & ACCESSORIES - 0.0%

Car Group PLC (The)                                      2,900                   4

TEXTILES & APPAREL - 1.9%

Fruit of the Loom, Inc. Class A (a)                      361,100                 11,984

House of Fraser PLC Class L                              181,100                 526

NIKE, Inc. Class B                                       500                     24

Timberland Co. Class A (a)                               225,200                 16,200

                                                                                 28,734

TOTAL DURABLES                                                                   28,738

ENERGY - 0.1%

ENERGY SERVICES - 0.1%

Newpark Resources, Inc. (a)                              110,000                 1,224

FINANCE - 21.6%

BANKS - 7.4%

BANACCI SA de CV Class B (a)                             5,197,000               10,139

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Bank Sarasin & Compagnie Class B (Reg.)                  4,726                  $ 8,269

BHF Bank AG                                              10,000                  387

BHI Corp. (non-vtg.)                                     42,100                  1,663

Credit Suisse Group (Reg.)                               257,700                 57,210

Istituto Bancario San Paolo                              500                     7

Julius Baer Holding AG                                   4,000                   12,485

National Bank of Canada                                  288,000                 5,641

Societe Generale France Class A                          83,200                  17,251

                                                                                 113,052

CREDIT & OTHER FINANCE - 10.8%

Aames Financial Corp.                                    33,500                  461

American Express Co.                                     143,000                 16,302

Beneficial Corp.                                         299,800                 45,926

ContiFinancial Corp. (a)                                 24,200                  560

FIRSTPLUS Financial Group, Inc. (a)(c)                   2,058,200               74,095

IMC Mortgage Co. (a)                                     230,300                 2,433

Long Beach Financial Corp. (a)(c)                        1,249,300               13,742

Perpetual PLC                                            185,000                 12,403

                                                                                 165,922

FEDERAL SPONSORED CREDIT - 1.7%

SLM Holding Corp.                                        537,600                 26,342

SAVINGS & LOANS - 1.3%

Ahmanson (H.F.) & Co.                                    50,000                  3,550

Bank United Corp. Class A                                1,000                   48

Dime Bancorp, Inc.                                       138,400                 4,143

Golden State Bancorp, Inc.                               100                     3

Golden State Bancorp, Inc. warrants 1/1/01 (a)           100                     1

Washington Mutual, Inc.                                  284,850                 12,373

                                                                                 20,118

SECURITIES INDUSTRY - 0.4%

Mackenzie Financial Corp.                                150,000                 2,115

Waddell & Reed Financial, Inc. Class A                   172,000                 4,117

                                                                                 6,232

TOTAL FINANCE                                                                    331,666

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

HEALTH - 17.9%

DRUGS & PHARMACEUTICALS - 4.8%

Astra AB Class A Free shares                             1,000                  $ 20

Barr Laboratories, Inc. (a)                              230,800                 9,174

Epix Medical, Inc. (a)                                   1,000                   10

Forest Laboratories, Inc. (a)                            1,020,200               36,472

Heska Corp.                                              1,000                   11

ICN Pharmaceuticals, Inc.                                604,700                 27,627

                                                                                 73,314

MEDICAL EQUIPMENT & SUPPLIES - 4.0%

Arterial Vascular Engineering, Inc. (a)                  70,000                  2,503

Cyberonics, Inc. (a)                                     200,000                 2,125

ESC Medical Systems Ltd. (a)(c)                          1,585,900               53,524

Heartport, Inc. (a)                                      1,000                   7

Sybron International, Inc. (a)                           109,800                 2,772

                                                                                 60,931

MEDICAL FACILITIES MANAGEMENT - 9.1%

Foundation Health Systems, Inc. Class A (a)              459,900                 12,130

Humana, Inc. (a)                                         300,000                 9,356

Pacificare Health Systems, Inc.:

Class A (a)                                              168,400                 14,230

Class B (a)                                              371,100                 32,796

Trigon Healthcare, Inc. (a)                              534,500                 19,342

United HealthCare Corp.                                  298,700                 18,967

Wellpoint Health Network, Inc. (a)                       443,700                 32,834

                                                                                 139,655

TOTAL HEALTH                                                                     273,900

INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%

ELECTRICAL EQUIPMENT - 1.2%

Alcatel Alsthom Compagnie Generale d'Electricite SA      25,000                  5,076

Echostar Communications Corp. Class A (a)                438,400                 10,549

Vicor Corp. (a)                                          185,200                 2,570

                                                                                 18,195

INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%

THK Co. Ltd.                                             100                     1

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

POLLUTION CONTROL - 1.1%

Eastern Environmental Services, Inc. (a)                 150,000                $ 5,100

USA Waste Services, Inc. (a)                             254,800                 12,581

                                                                                 17,681

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                           35,877

MEDIA & LEISURE - 8.6%

BROADCASTING - 0.8%

Grupo Televisa SA de CV sponsored ADR (a)                1,000                   38

Metromedia Fiber Network, Inc. Class A                   100                     5

PanAmSat Corp. (a)                                       160,900                 9,151

Radiomutuel, Inc. Class A (a)                            263,700                 3,063

Univision Communications, Inc. Class A (a)               100                     4

                                                                                 12,261

ENTERTAINMENT - 1.1%

Cinar Films, Inc. Class B (sub-vtg.) (a)                 14,400                  274

King World Productions, Inc. (a)                         1,000                   26

NCL Holdings AS (a)                                      216,100                 1,069

Premier Parks, Inc. (a)                                  236,400                 15,750

                                                                                 17,119

LODGING & GAMING - 6.3%

Anchor Gaming (a)(c)                                     1,162,890               90,263

Penn National Gaming, Inc. (a)(c)                        832,600                 6,297

ResortQuest International, Inc.                          7,700                   126

                                                                                 96,686

PUBLISHING - 0.4%

Cognizant Corp.                                          95,800                  6,035

TOTAL MEDIA & LEISURE                                                            132,101

NONDURABLES - 4.1%

BEVERAGES - 0.0%

Aquapenn Spring Water Co., Inc.                          36,500                  315

FOODS - 0.5%

Raisio Group PLC                                         389,240                 7,012

Wrigley (Wm.) Jr. Co.                                    700                     69

                                                                                 7,081

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - 0.7%

Alliance Gaming Corp. (a)                                215,000                $ 860

First Brands Corp.                                       14,000                  359

Revlon, Inc. Class A (a)                                 195,800                 10,059

                                                                                 11,278

TOBACCO - 2.9%

Consolidated Cigar Holdings, Inc. Class A (a)            185,700                 2,275

General Cigar Holdings, Inc.:

Class A (a)                                              385,400                 3,806

Class B (a)                                              425,885                 4,206

Philip Morris Companies, Inc.                            850,000                 33,469

                                                                                 43,756

TOTAL NONDURABLES                                                                62,430

PRECIOUS METALS - 0.2%

Getchell Gold Corp. (a)                                  148,200                 2,223

RETAIL & WHOLESALE - 3.6%

GENERAL MERCHANDISE STORES - 0.4%

Hudson's Bay Co.                                         291,600                 6,695

GROCERY STORES - 0.1%

Meyer (Fred), Inc. (a)                                   16,000                  680

RETAIL & WHOLESALE, MISCELLANEOUS - 3.1%

Barnes & Noble, Inc.                                     50,000                  1,872

Best Buy Co., Inc. (a)                                   1,019,200               36,819

PETsMART, Inc. (a)                                       484,200                 4,842

Sodak Gaming, Inc. (a)                                   100,000                 625

Staples, Inc. (a)                                        100,000                 2,894

USA Floral Products, Inc.                                32,100                  506

                                                                                 47,558

TOTAL RETAIL & WHOLESALE                                                         54,933

SERVICES - 5.2%

ADVERTISING - 0.2%

Outdoor Systems, Inc. (a)                                89,025                  2,493

LEASING & RENTAL - 0.9%

Avis Rent A Car, Inc.                                    70,000                  1,733

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

SERVICES - CONTINUED

LEASING & RENTAL - CONTINUED

Budget Group, Inc. Class A (a)                           50,000                 $ 1,597

Hollywood Entertainment Corp. (a)                        771,300                 10,461

                                                                                 13,791

SERVICES - 4.1%

APAC Teleservices, Inc. (a)                              959,800                 5,609

Cendant Corp. (a)                                        1,393,915               29,098

CGI Group, Inc. Class A (sub-vtg.) (a)                   109,200                 2,336

Hagler Bailly, Inc.                                      34,900                  903

Lazare Kaplan International, Inc. (a)                    67,300                  711

Medpartners, Inc. (a)                                    1,820,900               14,567

Professional Detailing, Inc.                             400                     10

Telespectrum Worldwide, Inc. (a)                         1,153,600               10,094

                                                                                 63,328

TOTAL SERVICES                                                                   79,612

TECHNOLOGY - 23.5%

COMMUNICATIONS EQUIPMENT - 0.0%

Advanced Fibre Communications, Inc. (a)                  600                     24

Davox Corp. (a)                                          2,400                   53

                                                                                 77

COMPUTER SERVICES & SOFTWARE - 19.5%

Affiliated Computer Services, Inc. Class A (a)           121,400                 4,674

America Online, Inc. (a)                                 664,000                 70,384

Avant Corp. (a)                                          522,100                 12,922

Ceridian Corp. (a)                                       294,900                 17,325

Check Point Software Technologies Ltd. (a)               503,700                 16,496

Citrix Systems, Inc. (a)                                 789,200                 53,962

Com21, Inc.                                              700                     15

CompUSA, Inc. (a)                                        100,000                 1,806

Computer Learning Centers, Inc. (a)(c)                   1,304,400               32,447

E Trade Group, Inc. (a)                                  150,000                 3,441

ECI Telecom Ltd.                                         646,300                 24,479

Ecsoft Group PLC sponsored ADR (a)                       500                     16

Electronics for Imaging, Inc. (a)                        1,547,500               32,691

Lycos, Inc. (a)                                          50,000                  3,769

Midway Games, Inc.                                       300,000                 4,688

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Rational Software Corp. (a)                              1,000                  $ 15

Saville System PLC sponsored ADR (a)                     50,000                  2,506

Siebel Systems, Inc. (a)                                 421,269                 13,586

Yahoo, Inc. (a)                                          25,000                  3,938

                                                                                 299,160

COMPUTERS & OFFICE EQUIPMENT - 1.8%

Celestica, Inc. (sub-vtg.)                               55,000                  1,002

Digital Lightwave, Inc. (a)                              100                     0

Fore Systems, Inc. (a)                                   150,000                 3,975

Unisys Corp. (a)                                         804,000                 22,713

                                                                                 27,690

ELECTRONIC INSTRUMENTS - 1.5%

JDS Fitel, Inc. (a)                                      1,400,400               23,376

Novellus Systems, Inc. (a)                               200                     7

                                                                                 23,383

ELECTRONICS - 0.7%

American Xtal Technology, Inc.                           23,400                  336

PMC-Sierra, Inc. (a)                                     200                     9

SDL, Inc. (a)                                            1,000                   24

Speedfam International, Inc. (a)                         300                     6

World Access, Inc. (a)                                   317,600                 9,528

                                                                                 9,903

TOTAL TECHNOLOGY                                                                 360,213

TRANSPORTATION - 0.4%

AIR TRANSPORTATION - 0.4%

Virgin Express Holdings PLC sponsored ADR (a)(c)         452,400                 5,853

UTILITIES - 7.0%

CELLULAR - 1.3%

Centennial Cellular Corp. Class A (a)                    246,600                 9,201

Rogers Communications, Inc. Class B (non-vtg.) (a)       950,000                 8,479

SkyTel Communications, Inc.                              112,800                 2,640

                                                                                 20,320

COMMON STOCKS - CONTINUED

                                                        SHARES                  VALUE (NOTE 1)
                                                                                (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.0%

CalEnergy, Inc. (a)                                      10,000                 $ 301

Niagara Mohawk Power Corp. (a)                           100                     1

                                                                                 302

TELEPHONE SERVICES - 5.7%

Comsat Corp. Series 1                                    10,700                  303

ESAT Telecom Group PLC sponsored ADR                     150,000                 5,700

Excel Communications, Inc. (a)                           1,441,067               33,054

Exodus Communications, Inc. (a)                          20,500                  917

STAR Telecommunications, Inc.                            54,900                  1,228

Tel-Save Holdings, Inc. (a)                              679,900                 10,029

Telecomunicacoes Brasileiras SA sponsored ADR            206,000                 22,493

U.S. LEC Corp. Class A                                   30,700                  641

Worldcom, Inc. (a)                                       250,900                 12,153

                                                                                 86,518

TOTAL UTILITIES                                                                  107,140

TOTAL COMMON STOCKS                                                  1,497,735
(Cost $1,241,069)


PREFERRED STOCKS - 0.9%



CONVERTIBLE PREFERRED STOCKS - 0.5%

SERVICES - 0.5%

Medpartners, Inc. $1.442                 700,000              7,394

NONCONVERTIBLE PREFERRED STOCKS - 0.4%

UTILITIES - 0.4%

TELEPHONE SERVICES - 0.4%

Telecom Italia Mobile (TIM) SA           2,030,000            6,760

TOTAL PREFERRED STOCKS                               14,154
(Cost $13,052)


CASH EQUIVALENTS - 1.3%

                                       SHARES                    VALUE (NOTE 1)
                                                                 (000S)

Taxable Central Cash Fund (b)           20,127,466               $ 20,127

TOTAL INVESTMENT IN SECURITIES - 100%               $ 1,532,016
(Cost $1,274,248)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 8 of Notes to Financial Statements).
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $935,000 or 0.1% of net assets.
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:
 % OF FUND'S INVESTMENTS

United States of America             78.2%

Israel                               6.2

Switzerland                          5.1

Canada                               4.1

Brazil                               1.5

France                               1.5

United Kingdom                       1.2

Other (individually less than 1%)      2.2

TOTAL                                100.0%

INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,282,962,000. Net unrealized appreciation aggregated $249,054,000, of which $323,064,000 related to appreciated investment securities and $74,010,000 related to depreciated investment securities.
The fund intends to elect to defer its fiscal year ending December 31, 1998 approximately $34,776,000 of losses recognized during the period November 1, 1997 to December 31, 1997.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,274,248) -                              $ 1,532,016
SEE ACCOMPANYING SCHEDULE

CASH                                                                                 1,209

FOREIGN CURRENCY HELD AT VALUE (COST $725)                                           726

RECEIVABLE FOR INVESTMENTS SOLD                                                      15,862

RECEIVABLE FOR FUND SHARES SOLD                                                      1,854

DIVIDENDS RECEIVABLE                                                                 1,052

INTEREST RECEIVABLE                                                                  86

OTHER RECEIVABLES                                                                    465

 TOTAL ASSETS                                                                        1,553,270

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                         $ 13,661

PAYABLE FOR FUND SHARES REDEEMED                                           10,046

ACCRUED MANAGEMENT FEE                                                     507

OTHER PAYABLES AND ACCRUED EXPENSES                                        302

 TOTAL LIABILITIES                                                                   24,516

NET ASSETS                                                                          $ 1,528,754

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                     $ 1,262,032

UNDISTRIBUTED NET INVESTMENT INCOME                                                  99

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                                8,871
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                            257,752
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 24,430 SHARES OUTSTANDING                                           $ 1,528,754

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                 $62.58
PER SHARE ($1,528,754 (DIVIDED BY) 24,430 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                     SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                           $ 3,994
DIVIDENDS

INTEREST                                                                     504

 TOTAL INCOME                                                                4,498

EXPENSES

MANAGEMENT FEE                                                    $ 4,515
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            (1,358)

TRANSFER AGENT FEES                                                1,197

ACCOUNTING FEES AND EXPENSES                                       307

NON-INTERESTED TRUSTEES' COMPENSATION                              3

CUSTODIAN FEES AND EXPENSES                                        101

REGISTRATION FEES                                                  40

AUDIT                                                              26

LEGAL                                                              5

INTEREST                                                           32

MISCELLANEOUS                                                      3

 TOTAL EXPENSES BEFORE REDUCTIONS                                  4,871

 EXPENSE REDUCTIONS                                                (454)     4,417

NET INVESTMENT INCOME                                                        81

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $5,908          65,216
 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (105)

 FUTURES CONTRACTS                                                 730       65,841

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             154,536

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                      (11)

 FUTURES CONTRACTS                                                 (850)     153,675

NET GAIN (LOSS)                                                              219,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                             $ 219,597
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     SIX MONTHS ENDED  YEAR ENDED
                                                         JUNE 30, 1998     DECEMBER 31,
                                                         (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 81              $ 1,842
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 65,841            216,761

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     153,675           (106,075)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          219,597           112,528
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             -                 (1,184)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   -                 (170,047)

 TOTAL DISTRIBUTIONS                                      -                 (171,231)

SHARE TRANSACTIONS                                        522,762           1,295,070
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            -                 151,806

 COST OF SHARES REDEEMED                                  (643,671)         (1,289,760)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (120,909)         157,116
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 98,688            98,413

NET ASSETS

 BEGINNING OF PERIOD                                      1,430,066         1,331,653

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 1,528,754       $ 1,430,066
INCOME OF $99 AND $508, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     8,603             20,963

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  -                 2,918

 REDEEMED                                                 (10,603)          (20,892)

 NET INCREASE (DECREASE)                                  (2,000)           2,989




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED           YEARS ENDED DECEMBER 31,
                              JUNE 30, 1998

                              (UNAUDITED)       1997      1996      1995     1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 54.11           $ 56.81   $ 52.48   $ 50.99  $ 59.08   $ 54.20
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         .00 D              .08 D     .62 E     .46      .20       .17

 NET REALIZED AND              8.47               4.46      8.18      10.71    (4.24)    10.04
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         8.47               4.54      8.80      11.17    (4.04)    10.21
 OPERATIONS



LESS DISTRIBUTIONS             -                  (.05)     (.45)     (.47)    (.21)     (.26)
FROM NET INVESTMENT
 INCOME

 IN EXCESS OF NET              -                  -         -         -        -         (.01)
 INVESTMENT INCOME

 FROM NET REALIZED GAIN        -                  (7.19)    (4.02)    (9.21)   (3.84)    (5.06)

 TOTAL DISTRIBUTIONS           -                  (7.24)    (4.47)    (9.68)   (4.05)    (5.33)

NET ASSET VALUE, END          $ 62.58           $ 54.11   $ 56.81   $ 52.48  $ 50.99   $ 59.08
OF PERIOD

TOTAL RETURN B, C              15.65%             8.55%     16.98%    22.11%   (6.70)%   19.15%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 1,529           $ 1,430   $ 1,332   $ 1,268  $ 1,193   $ 1,393
(IN MILLIONS)

RATIO OF EXPENSES TO           .65% A             .65%      .66%      .85%     1.04%     .93%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .59% A, F          .59% F    .64% F    .82% F   1.04%     .92% F
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        .01% A             .13%      1.77%     .82%     .39%      .43%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        215% A             334%      142%      186%     29%       50%

AVERAGE COMMISSION            $ .0435             $ .0384   $ .0384
RATE  G


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.28 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund.
Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,579,305,000 and $1,657,221,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $0 and $43,977,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .42% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $185,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $15,711,000 and $15,047,000, respectively. The weighted average interest rate was 5.55%. Interest expense includes $14,000 paid under the interfund lending program.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing
6. BANK BORROWINGS - CONTINUED
arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $12,616,000 and $5,430,000, respectively.
The weighted average interest rate was 5.87%. Interest expense includes $18,000 paid under the bank borrowing program.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $421,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,000 and $27,000, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Anchor Gaming  $ 7,939 $ 6,625 $ - $ 90,263
Business Objects SA sponsored ADR   1,285  3,913  -  -
Computer Learning Centers, Inc.   5,568  -  -  32,447
ESC Medical Systems Ltd.   7,708  -  -  53,524
FIRSTPLUS Financial Group, Inc.   6,115  -  -  74,095
General Cigar Holdings, Inc. Class A   -  2,937  -  -
Long Beach Financial Corp.   -  -  -  13,742
Penn National Gaming, Inc.   -  12,203  -  6,297
Telespectrum Worldwide, Inc.   -  12,188  -  -
Timberland Co. Class A   -  620  -  -
Virgin Express Holdings PLC
 sponsored ADR   3,838  -  -  5,853
Zag Industries Ltd.   -  3,141  -  -
TOTALS  $ 32,453 $ 41,627 $ - $ 276,221
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Arieh Coll, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant  Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE